                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported): February 17, 2000


                          SIMON PROPERTY GROUP, INC.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


      Delaware                       001-14469                 046268599
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission             (IRS Employer
     of incorporation)               File Number)            Identification No.)




                          115 WEST WASHINGTON STREET
                            INDIANAPOLIS, INDIANA                 46204
--------------------------------------------------------------------------------
                  (Address of principal executive offices)      (Zip Code)


       Registrant's telephone number, including area code:  317.636.1600
                                                            ------------

                                Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)


                               Page 1 of 38 Pages
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Item 5.  Other Events

         On February 16, 2000, the Registrant issued a press release containing information on earnings for the year ended December 31, 1999 and other matters. A copy of the press release is included as an exhibit to this filing.

         On February 17, 2000, the Registrant made available additional ownership and operation information concerning the Registrant, SPG Realty Consultants, Inc. (the Registrant's paired-share affiliate), Simon Property Group, L.P., and properties owned or managed as of December 31, 1999, in the form of a Supplemental Information package, a copy of which is included as an exhibit to this filing. The Supplemental Information package is available upon request as specified therein.


Item 7.  Financial Statements and Exhibits

         Financial Statements:

               None

         Exhibits:

                                                       Page Number in
Exhibit No.              Description                     This Filing
-----------              -----------                     -----------

  99.1                   Supplemental Information            5
                         as of December 31, 1999

  99.2                   Earnings Release for the           30
                         quarter and year ended
                         December 31, 1999




                              Page 2 of 38 Pages
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


     Dated: February 17, 2000



                                   SIMON PROPERTY GROUP, INC.


                                        By: /s/  Stephen E. Sterrett
                                           -------------------------
                                                 Stephen E. Sterrett,
                                                 Treasurer


                              Page 3 of 38 Pages

                             SIMON PROPERTY GROUP
                               Table of Contents
                            As of December 31, 1999



Description                                                                    Page
-----------                                                                    ----
Exhibit 99.1    Supplemental Information

                Overview                                                         5

                Ownership Structure                                            6-8

                Reconciliation of Income to Funds from Operations ("FFO")        9

                Selected Financial Information                               10-11

                Portfolio GLA, Occupancy & Rent Data                            12

                Rent Information                                                13

                Lease Expirations                                            14-15

                Debt Amortization and Maturities by Year                        16

                Summary of Indebtedness                                         17

                Summary of Indebtedness by Maturity                          18-24

                Summary of Variable Rate Debt and Interest Rate
                Protection Agreements                                        25-26

                New Development Activities                                      27

                Significant Renovation/Expansion Activities                     28

                Capital Expenditures                                            29

Exhibit 99.2    Press Release                                                30-38

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